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                                                                   Exhibit 99
                        	MONTHLY SERVICERS CERTIFICATE
                        	SERVICER:  NATIONSBANK, N.A.
                        	NATIONSBANK AUTO TRUST 1995-A

	Pursuant to the Pooling and Servicing Agreement, dated as of December 6,
1995 (as amended and supplemented, the "Pooling and Servicing Agreement")
between NationsBank, N.A., NationsBank of Georgia,N.A. 	NationsBank of Florida,
N.A., and NationsBank of Texas, N.A. (as "Sellers"); NationsBank N.A. (as
"Servicer"); and Chemical Bank (as "Trustee"), the Servicer is required to
prepare certain information each	month regarding distributions to
Certificateholders' and the performance of the Trust.  The information with respect to the applicable Distribution Date and Due Period is set forth below.


 Collection Period 			                                            May-97
	Determination Date			                                           	6/9/97
	Deposit Date			                                                 	6/13/97
	Distribution Date		                                            		6/16/97

	Pool Balance on the close of the last day of the preceding
 Collection Period                                          				454,007,828.09
	Less:	Principal Collections	                                  		24,795,450.99
     		Purchase Amount allocable to Principal		                          	0.00
    		 Realized Losses 			                                          664,940.00
                                                               ---------------
 Pool Balance on the close of the last day of the Collection
 Period 		                                                      428,547,437.10
																                                               ===============
	Original Pool Balance			                                    	1,066,816,806.33

	Pool Factor         			                                            	40.17067%

	Class A Certificate Balance
	     	Beginning Class A Certificate Balance		                 	440,387,593.25
		     Class A Principal Distribution to Class A
           Distribution Account		  	                             24,696,579.26
                                                                --------------
     		Ending Class A Certificate Balance		                    	415,691,013.99
	Original Class A Certificate Balance		                     		1,034,812,302.14
	 Class A Pool Factor 			                                           	40.17067%

	Class B Certificate Balance
		     Beginning Class B Certificate Balance	                  		13,620,234.84
		     Class B Principal Distribution to Class B
           Distribution Account			                                  763,811.73
                                                                 -------------
		     Ending Class B Certificate Balance	                     		12,856,423.11
	Original Class B Certificate Balance			                        	32,004,504.19
	 Class B Pool Factor 			                                           	40.17067%

	Class A Pass-Through Rate		                                         		5.8500%
	Class B Pass-Through Rate			                                         	6.0000%

	Class A Percentage			                                               	97.0000%
	Class B Percentage			                                                	3.0000%

Available Interest
   		Collections and Liquidation Proceeds allocable to interest  	3,953,638.92
   		Recoveries		                                                  	134,607.83
   		Purchase Amount allocable to Interest		                             	0.00
																                                                  ------------
		             	Total Interest Collections	                      	4,088,246.75
	   	Advances for the related Distribution Date		                  	643,449.37
		   Less:  Outstanding Advances to be reimbursed		                	628,011.39
																                                                  ------------
		             	Total Available Interest	                        	4,103,684.73

	Available Principal
		Collections and Liquidation Proceeds allocable to Principal	 		24,795,450.99
		Purchase Amount allocable to Principal		                               	0.00
                                                                 -------------
	             		Total Available Principal	                      	24,795,450.99

	Deposit to Certificate Account
		Available Interest		                                           	4,103,684.73
		Available Principal	                                         		24,795,450.99
		Withdrawal from Reserve Account	                                      		0.00
		Less:  Basic Servicing Fee to be withheld from Collections	     		378,339.86
                                                              			-------------
		      	Net Deposit to Certificate Account		                    28,520,795.86

	Class A Interest Distribution
     		Class A Monthly Interest		                                	2,146,889.52
     		Class A Interest Carryover Shortfall		                            	0.00
																                                                 -------------
          			Total	                                              	2,146,889.52

	Class B Interest Distribution
     		Class B Monthly Interest			                                   68,101.17
     		Class B Interest Carryover Shortfall		                            	0.00
                                                                 -------------
	          		Total		                                                 68,101.17

	Class A Principal Distribution
     		Class A Monthly Principal		                              	24,696,579.26
	     	Class A Principal Carryover Shortfall from the
          preceding Distribution Date 	                                  	0.00
																                                                 -------------
          			Total	                                             	24,696,579.26

	Class B Principal Distribution
     		Class B Monthly Principal		                                 	763,811.73
     		Class B Principal Carryover Shortfall from the
          preceding Distribution Date		                                  	0.00
																                                                 -------------
          			Total                                                 	763,811.73

	Basic Servicing Fee (inc. unpaid amount from prior periods)			    	378,339.86

Distributions to the extent of Available Interest and Available Reserve Amount
(and Class B Percentage of Available Principal with respect to Class A Interest
Distribution)
		Unpaid Basic Servicing Fee to Servicer		                         	378,339.86
		Class A Interest Distribution to Class A Distribution Account	 	2,146,889.52
		Class B Interest Distribution to Class B Distribution Account	    	68,101.17

Distributions of Available Principal, Remaining Available Interest and
Remaining Available Reserve Amount
		Class A Principal Distribution to Class A Distribution Account	24,696,579.26
		Class B Principal Distribution to Class B Distribution Account		  763,811.73
		To Reserve Account up to Specified Reserve Account Balance		            0.00
		Any Remaining Amounts to Sellers		                               	845,414.18

	Specified Reserve Account Balance
   		Greater of:
   		(a) Reserve percentage applicable		                                	5.00%
		       Pool Balance on last day of Collection Period times reserve
         percentage applicable		                                	21,427,371.86
   		(b) Lesser of: Deposit from Available Interest and
         Available Principal
      			  (i)  floor amount stated or  		                       13,335,210.08
      			  (ii) Pool Balance on last day of Collection Period
     			        plus interest through Scheduled Distribution
                Date                                            575,984,709.50
		Specified Reserve Account Balance		                           	21,427,371.86

	Reserve Account
   		Beginning Balance		                                        	22,700,391.40
   		Deposit from Available Interest and Available Principal	            	0.00
   		Investment Earnings			                                         100,873.98
   		Less:  Withdrawal from Reserve Account and deposit to
            Certificate Account to cover:
           			Accrued and unpaid Basic Servicing Fees		                   0.00
           			Amounts to be distributed to Certificateholders'	          	0.00
		           	Reimb. to Servicer for Outstanding Advances
                 associated with Defaulted Accounts		                36,550.47
   		Less: Withdrawal by Sellers of Excess of Reserve Account
             Balance Over Specified Reserve Account Balance	    		1,236,469.07
   		Less:  Withdrawal of Investment Earnings by Servicer		         100,873.98
                                                                 -------------
   		Ending Balance			                                           21,427,371.86
																                                                 =============

	Available Reserve Account Balance			                           	21,427,371.86


Realized Losses			                                                 	664,940.00
Net Loss Ratio (annualized)
	  	For the current Collection Period		                                 	1.44%
  		For the preceding Collection Period		                               	2.15%
  		For the second preceding Collection Period		                        	1.39%
Average Net Loss Ratio (Specified Reserve Account Balance
    increases if greater than 1.50%) 				                                1.66%

Delinquency Analysis
		Number of Loans
			   30 to 59 days past due 	                                          	1,253
			   60 to 89 days past due 	                                            	261
			   90 or more days past due 		                                          240
                                                                 -------------
 			Total	                                                              	1,754

		Principal Balance
			   30 to 59 days past due 	                                  	10,925,677.26
			   60 to 89 days past due 	                                   	2,194,698.07
			   90 or more days past due                                  		2,234,739.58
                                                                 -------------
			Total		                                                       15,355,114.91

	Delinquency Ratio
 		For the current Collection Period		                                  	1.03%
 		For the preceding Collection Period	                                		1.08%
 		For the second preceding Collection Period		                         	1.01%
Average Delinquency Ratio (Specified Reserve Account Balance
   increases if greater than 1.25%)			                                  	1.04%

	Collateral Repossessed and Held by the Trust
  		Number		                                                              	162
	  	Principal Balance		                                          	1,511,852.75

	Weighted Average Computations
		Weighted Average Coupon		                                         	10.54110%
		Weighted Average Original Term	                                      		60.17
		Weighted Average Remaining Term		                                     	32.77

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